Acquisition of PBCO Financial Corporation Investor Presentation July 22, 2026 1

Forward Looking Statements 2 This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the merger of PBCO Financial Corporation (“PBCO”) with and into Northrim BanCorp, Inc. (“NRIM” or “Northrim”), with NRIM surviving (the “Merger”) and expectations, goals, projections and benefits relating to the Merger, as well as other statements regarding Northrim’s goals, intentions and expectations, business plan and growth strategies, and the anticipated future performance of Northrim, whether with respect to the Merger or otherwise. Forward-looking statements are not historical facts but instead express only Northrim management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. Actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements because of risks and uncertainties, including, but are not limited to the risk that: (1) the business of PBCO may not be integrated with Northrim’s business successfully or such integration may be more difficult, time-consuming or costly than expected; (2) any of the anticipated benefits of the proposed Merger may not be realized or may not be realized within the expected time period; (3) customer and employee relationships and business operations may be disrupted by the Merger or the announcement of the Merger, and the parties may be challenged in retaining key relationships both during the pendency of the Merger and following the completion of the Merger if that occurs; (4) the parties may not meet expectations regarding the timing of the proposed Merger; (5) required regulatory approvals or the approval of PBCO and Northrim shareholders may not be obtained or such approvals may be more difficult, time-consuming or costly than expected; (6) there may be challenges in satisfying the other conditions to completion of the Merger or the Merger may fail to close for any other reason; (7) management’s attention may be diverted from ongoing business operations and opportunities due to the proposed Merger; and (8) there may be potential negative impacts caused by the dilution resulting from Northrim’s issuance of shares of Northrim Common Stock in connection with the Merger. Please refer to Northrim’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on March 6, 2026, as well as Northrim’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters attributable to Northrim or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Northrim does not undertake any obligation to update any forward-looking information contained in this presentation, whether as a result of new information, future events, or otherwise.

Forward Looking Statements (Con’t) 3 This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Additional Information and Where to Find It Northrim will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of PBCO and Northrim that also constitutes a prospectus of Northrim. After the registration statement is declared effective by the SEC, each of Northrim and PBCO will mail a definitive proxy statement/prospectus to its respective shareholders. Before making any voting decision, the shareholders of each of PBCO and Northrim are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Northrim, PBCO, the Merger Agreement and the Merger. When filed, this document and other documents relating to the Merger filed by Northrim can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge through Northrim’s investor relations website at https://ir.northrim.com by clicking on “SEC Filings” under the “Financials” tab. Alternatively, these documents, when available, can be obtained free of charge from Northrim upon written request to Northrim, Attn: Investor Relations, PO Box 241489, Anchorage, Alaska 99524-1489 or by calling (907) 562-0062. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the proxy statement/prospectus. Participants in the Solicitation This presentation does not constitute a solicitation of proxy, an offer to sell or a solicitation of an offer to sell any securities. Northrim, PBCO, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of PBCO and Northrim in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of Northrim and PBCO will be included in the proxy statement/prospectus for the proposed transaction filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” Information about such directors and executive officers of Northrim and their direct or indirect interests, by security holdings or otherwise, can be found in Northrim’s proxy statement in connection with its 2026 annual meeting of shareholders, as filed with the SEC on April 14, 2026, and other documents subsequently filed by Northrim with the SEC. To the extent holdings of common stock by its directors or executive officers have changed since the amounts set forth in Northrim’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Expansion in Oregon and the Pacific Northwest 4 (1) Based on combined June 30, 2026 financials and excludes purchase accounting impacts Source: S&P Capital IQ Pro; Company documents Pro Forma Combined Financials(1) Combined Branch Map Strategic Rationale $4.2B Assets $3.0B Loans $3.5B Deposits PBCO Financial Corporation (11) Marks Northrim’s entry into the Pacific Northwest, expanding into Oregon’s attractive banking markets Creates a larger, more diversified franchise with $4.2B in combined assets across two complementary Western U.S. footprints Adds PBCO’s experienced management team and deep community relationships to the combined organization Strengthens the combined funding base with PBCO’s stable, low-cost core deposits Positions the Company to deliver significant shareholder value through future growth opportunities, enhanced scale and revenue diversification Wasilla AK Fairbanks Soldotna Homer Anchorage Kodiak Nome Juneau Sitka Ketchikan OR Northrim BanCorp, Inc. (21) Portland Eugene Medford Bend

PBCO Overview

Company Profile

- People's Bank of Commerce, the banking subsidiary of PBCO Financial Corporation (OTCID: PBCO), is headquartered in Medford, Oregon with 11 branches in the Southern Oregon and Willamette Valley markets.
- People's Bank is the only remaining commercial bank headquartered in Southern Oregon and is the 5th largest community bank in the State of Oregon.
- Steelhead Finance, a division of People's Bank, contributes 14% of total revenue and provides factoring on accounts receivable with majority of clients in the trucking industry
- Employs a relationship-based model, focused on serving small and medium-sized businesses, their owners and the community
- Prime low-cost deposit franchise with total deposits of $610.1 million at a low cost of 1.35%
    - 37.1% of the total deposits are non-interest bearing
- President and Chief Executive Officer, Julia Beattie, has over 35 years of banking experience and a variety of leadership roles (including Chief Credit Officer and Chief Lending Officer) and will remain as NRIM's Oregon Market President

Financial Snapshot

Dollar Amounts in Millions	2024Y	2025Y	Q2'YTD
Balance Sheet			
Assets	$799	$789	$777
Gross Loans	$559	$583	$570
Deposits	$674	$654	$610
Loans / Deposits	82.9%	89.1%	93.4%
TCE / TA	10.6%	12.0%	12.5%
Profitability			
Net Income ($000s)	$8,089	$8,564	$4,892
ROAA	1.02%	1.05%	1.26%
ROAE	9.84%	9.19%	9.94%
Noninterest Inc / Operating Rev	23.8%	22.3%	25.0%
Net Interest Margin	3.93%	4.33%	4.17%
Efficiency Ratio	67.1%	65.1%	62.4%
Asset Quality			
NPAs[1] / Assets	0.07%	0.12%	0.70%
NCOs / Avg. Loans	0.02%	0.02%	0.11%
LLR / Gross Loans	1.01%	1.10%	1.13%

Loans



Consumer & Other, 4.05%
C&D, 5.60%
1-4 Family, 6.17%
C&I, 11.1%
Multifamily, 16.3%
CRE - Owner-Occupied, 30.0%
CRE - Income Producing, 26.9%

Deposits



Retail CDs, 1.18%
Jumbo CDs, 0.31%
MMDA & Savings, 33.9%
Transaction Accounts, 64.6%

Note: Consolidated financial data as of June 30, 2026; Jumbo CDs defined as time deposits greater than $250K.
Nonperforming assets defined as nonaccrual loans & leases and real estate owned.
Source: Company documents; S&P Capital IQ Pro

Northrim BanCorp, Inc.
5

Transaction Highlights 6 s • Manageable TBV dilution at closing with an earn back of <2.4 years using the crossover method • Expected EPS accretion in 2028 of $0.10 or 3.5% • Enhances both efficiency ratio and ROAA • Provides excess core deposit liquidity to support Northrim’s earning asset generation capabilities Financially Appealing s • Market expansion with limited disruption to depositors, borrowers and relationship managers • Low reliance but compelling cost saving (24%) opportunities • Combines two experienced and successful management teams • Strong corporate fit with shared operating philosophies, supported by cultures with compatible values s • This partnership merges two highly compatible franchises, both sharing a commitment to their communities and strong customer relationships • Transaction reflects a significant strategic investment to diversify Northrim’s geographic footprint and position the company to capitalize on future growth opportunities while preserving its Alaska-based community banking identity Strategically Compelling Low Risk Merger

Entering Oregon with Strong Market Share



PBCO Financial Corp. (11)
Salem, OR
Newport, OR
Albany, OR
Corvallis, OR
Eugene-Springfield, OR
Roseburg, OR
Coos Bay-North Bend, OR
Brookings, OR
Medford, OR
Grants Pass, OR
Kalmath Falls, OR

Pacific NW Community Banks – Oregon Market Share (1)

Rk.	Institution (State)	Branch Count	Market Deposits ($000)	Market Share (%)
1	Summit Bank Group Inc. (OR)	5	$ 1,101,920	12.9%
2	Heritage Financial Corp. (WA)	6	764,682	8.98%
3	Citizens Bancorp (OR)	14	724,454	8.51%
4	Oregon Pacific Bancorp (OR)	9	704,844	8.28%
5	PBCO Financial Corp. (OR)	11	688,694	8.09%
6	BEO Bancorp (OR)	18	663,058	7.79%
7	PTB Corp. (OR)	2	611,977	7.19%
8	FS Bancorp Inc. (WA)	8	599,566	7.04%
9	First FS&LA of McMinnville (OR)	6	565,292	6.64%
10	Evergreen Federal Bank (OR)	6	543,690	6.38%
11	Remaining 5 Institutions	24	1,548,632	18.2%
	Total For Community Banks in Market	**109**	**$ 8,516,809**	**100.0%**

Medford, OR MSA

Rk.	Institution (State)	Branch Count	Market Deposits ($000)	Market Share (%)
1	JPMorgan Chase & Co. (NY)	7	$ 944,450	20.5%
2	U.S. Bancorp (MN)	5	651,614	14.2%
3	Columbia Banking System Inc. (WA)	6	619,857	13.5%
4	Wells Fargo & Co. (CA)	4	582,114	12.6%
5	PBCO Financial Corp. (OR)	5	444,998	9.67%
6	Banner Corp. (WA)	3	368,922	8.02%
7	First Interstate BancSystem (MT)	5	316,309	6.87%
8	WaFd Inc. (WA)	3	298,883	6.49%
9	KeyCorp (OH)	4	220,975	4.80%
10	Evergreen Federal Bank (OR)	3	130,267	2.83%
	Remaining 2 Institutions	3	23,372	0.51%
	Total For Institutions In Market	**48**	**$ 4,601,761**	**100.0%**

Note: Based on FDIC data as of June 30, 2025
(1) Community Banks defined as U.S. based financial institutions with less than $10.0 billion in assets on a pro forma basis
Source: S&P Capital IQ Pro; FDIC

Northrim BanCorp, Inc.
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C&D, 5.63% 1-4 Family, 5.72% Multifamily, 16.3% CRE - Income Producing, 27.0% CRE - Owner- Occupied, 30.1% C&I, 11.1% Consumer & Other, 4.07% Transaction Accounts, 64.6% MMDA & Savings, 33.9% Retail CDs, 1.18% Jumbo CDs, 0.31% Loan & Deposit Composition 8 Pro Forma Company Lo an s D ep os its C&D, 8.65% 1-4 Family, 14.23% Multifamily, 7.23% CRE - Income Producing, 25.22% CRE - Owner- Occupied, 18.64% C&I, 23.68% Consumer & Other, 2.36% C&D, 8.06% 1-4 Family, 12.6% Multifamily, 8.99% CRE - Income Producing, 25.6% CRE - Owner- Occupied, 20.9% C&I, 21.3% Consumer & Other, 2.69% Transaction Accounts, 72.2% MMDA & Savings, 15.1% Retail CDs, 6.37% Jumbo CDs, 6.28% Transaction Accounts, 70.9% MMDA & Savings, 18.4% Retail CDs, 5.48% Jumbo CDs, 5.25% Yield on Loans: 6.94% Yield on Loans: 6.39% Yield on Loans: 6.83% Cost of Deposits: 1.23% Cost of Deposits: 1.35% Cost of Deposits: 1.25% Note: Consolidated financial data as June 30, 2026; Excludes loans held for sale; Jumbo CDs defined as time deposits greater than $250K; Excluding purchase accounting adjustments Source: Company documents

Transaction Highlights

Consideration	• Fixed Exchange Ratio: 1.160x shares of NRIM common stock to be issued for each share of PBCO common stock • Implied aggregated transaction value of $167.3 million or $32.36 per share • 100% stock consideration for PBCO common shareholders (~5.96 million shares of NRIM stock) • Restricted stock and restricted stock units to receive the Fixed Exchange Ratio • Phantom stock awards to be cashed out at closing

Implied Transaction Metrics

	LOI	Announcement
• Price-to-Tangible Book Value:	157.3%	173.4%
• Price-to-2027E Earnings:	13.0x	15.9x
• Price-to-2027E Earnings plus Cost Savings[(1)]:	9.6x	11.0x
• Core Deposit Premium:	8.5%	11.7%
• Pay-to-Trade:	82.8%	82.8%

Pro Forma Ownership	• 78.9% NRIM / 21.1% PBCO
Leadership & Governance	• Julia Beattie, President & CEO of People's Bank, will continue with Northrim in a leadership position as Oregon Market President • Addition of one board seat to NRIM's and Northrim Bank's Boards of Directors
Closing	• Expected to close in the fourth quarter of 2026 or early in the first quarter of 2027 • Subject to approval by NRIM and PBCO shareholders and customary regulatory approvals

(1) Assumes fully phased in cost savings

Note: Aggregate transaction value and pay-to-trade based on NRIM's closing price of $27.90 as of July 21, 2026; Assumes 5,133,967 PBCO shares outstanding, inclusive of restricted stock awards, and assumes 35,613 phantom stock units; Transaction multiples and deal metrics based on June 30, 2026 financial data

Northrim BanCorp, Inc.
9

Transaction Assumptions 10 Purchase Accounting Adjustment and Key Assumptions Note: Based on NRIM’s closing price of $27.90 as of July 21, 2026; Assumes 5,133,967 PBCO shares outstanding, inclusive of restricted stock awards, and assumes 35,613 phantom stock units; Transaction multiples and deal metrics based on June 30, 2026 financial data Estimated Cost Savings Transaction Expenses • 24% of estimated non-interest expense, or approximately $4.1 million in 2027 and $6.3 million in 2028 (66% realized in 2027; 100% thereafter) • $14.4 million of pre-tax, one-time expenses (8.6% of aggregate transaction value) • Total gross marks on loans of $19.4 million • Negative interest rate mark of $11.9 million or 2.00% of gross loans, accreted over 3.5 years • Loan credit mark of $7.5 million or 1.26% of gross loans • Anticipated core deposit intangible established of $16.7 million or 2.65% of core deposits, amortized over 10 years (SYD) • NRIM plans to immediately sell $100.0 million of PBCO’s available-for-sale securities portfolio post closing, and reinvest the excess liquidity into higher yielding instruments (Q2’26 yield on securities is 1.58%) • $0.2 million markdown on subordinated debt, amortized through earnings up until redemption • Assumes PBCO’s subordinated debt is redeemed in Q1’2027 Projected EPS Accretion • Fully-Phased EPS Accretion in 2028 of 3.5% Projected TBV Impact • TBV dilution of 2.5% at closing • <2.4 years TBV dilution earnback (crossover method) Expected Pro Forma Capital Levels at Closing • 9.3% TCE / TA • 9.6% Leverage Ratio • 14.7% Total Risk Based Capital Ratio

Due Diligence Overview 11 Comprehensive Due Diligence & Loan Review • Deep review of loan files • Management meetings covering each diligence focus area • Thorough review of all functional areas of PBCO Financial Corporation • In depth document and internal control review • Engagement of third party advisors and consultants • Full documentation of key risk and financial assumptions • Third party statistical review of findings utilized to analyze fair value marks and support qualitative review Credit Review Highlights 100% 100% Of Loans With Balances Over $1.0 million Reviewed Review of All Adversely Classified Loans 100% Review of All Watch Loans Over $400,000 Of Total Loan Balances Reviewed 76% Credit & Asset Quality Accounting & Finance Legal & Other Risks Business Overview & Strategy Information Technology & Security Risk, Compliance and Audit Growth & Markets Commercial & Retail Banking Steelhead Factoring Treasury & Investments